UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-00515

The Wall Street Fund, Inc.
(Exact name of registrant as specified in charter)

55 E. 52nd Street
New York, NY  10055
(Address of principal executive offices) (Zip code)

Frederick Taylor, President
The Wall Street Fund, Inc.
55 E. 52nd Street
New York, NY  10055
(Name and address of agent for service)

(800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period:  June 30, 2014

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT
June 30, 2014

THE WALL STREET FUND, INC.
SHAREHOLDER LETTER

Dear Shareholders,

The US economy continued to grow slowly in the first six months of 2014 providing a good environment for the financial markets.  Through June 30th, 2014, the S&P 500 and Russell 1000 gained a strong 7.14% and 7.27%, respectively.  The Wall Street Fund was up 8.16% in the first six months of 2014.

We continue to believe that the equity market is reasonably valued and that further gains will be driven by earnings growth. We believe price-earnings multiple-expansion from current levels would not likely be sustainable over a full market cycle. We continued to find attractive opportunities but have also been harvesting gains as several of the fund’s holdings have appreciated significantly and in our opinion, no longer provide an attractive risk reward profile.

The Fund ended the quarter with 41 equity holdings.  The top five positions represented 16.3% of net assets.  Total net assets for the fund as of June 30th, 2014 were $90 million.

For the period 1/1/14 – 6/30/2014:

Top 5	Total
Contributors	Return	Contribution
NXP Semiconductors	44.09%	1.46%
Allergan Inc.	52.45%	1.31%
Schlumberger Ltd.	31.98%	0.83%
DirecTV	23.04%	0.59%
CBRE Group	21.83%	0.56%

Bottom 5	Total
Contributors	Return	Contribution
Mastercard Inc.	-11.81%	-0.74%
Amazon.com	-17.89%	-0.45%
TJX Companies	-16.15%	-0.44%
AMC Networks	-9.72%	-0.26%
Noble Corp.	-14.12%	-0.24%

Top 5 Holdings	Weighting
NXP Semiconductors	3.6%
Western Digital Corp.	3.4%
Blackstone Group	3.3%
AutoZone Inc.	3.0%
Schlumberger Ltd.	3.0%

Sincerely,

Timothy Evnin	Charles Ryan
Portfolio Manager	Portfolio Manager

Michael Seppelt
Portfolio Analyst

Past performance is not a guarantee of future results.

This report must be preceded or accompanied by a prospectus.

Definitions: The Price to Earnings Ratio is calculated by dividing current price of the stock by the company’s trailing 12 months’ earnings per share. The S&P 500 and Russell 1000 are The Wall Street Fund’s benchmarks. The S&P 500 is a market-capitalization weighted index that includes the 500 most widely held companies chosen with respect to market size, liquidity, and industry. Index results assume the re-investment of all dividends and capital gains and do not reflect the impact of transaction costs. The Russell 1000 Index is a float-adjusted capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. equity market and includes securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index.  The Fund’s holdings will differ from the securities that comprise the indices. It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involves additional risks such as limited liquidity and greater volatility than large capitalization companies. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of the Fund’s future performance.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.  Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

The Wall Street Fund, Inc. is distributed by Quasar Distributors, LLC.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS – 98.6%
Aerospace – 4.3%
Precision Castparts Corp.	7,200	$1,817,280
United Technologies Corp.	18,000	2,078,100
		3,895,380
Biotechnology – 3.9%
Celgene Corp. (a)	13,000	1,116,440
Gilead Sciences, Inc. (a)	29,000	2,404,390
		3,520,830
Chemicals – 2.6%
Celanese Corp.	37,000	2,378,360

Containers & Packaging – 2.4%
Rock-Tenn Co.	20,500	2,164,595

Diversified – 2.1%
3M Co.	13,000	1,862,120

Drugs – 2.9%
Allergan, Inc.	15,500	2,622,910

Electrical Equipment – 2.4%
Roper Industries, Inc.	14,500	2,117,145

Energy – 4.5%
Chevron Corp.	12,700	1,657,985
Marathon Oil Corp.	59,000	2,355,280
		4,013,265
Energy Equipment & Services – 3.0%
Schlumberger Ltd. (b)	23,000	2,712,850

Financial Services – 8.5%
American Express Co.	25,000	2,371,750
Mastercard, Inc.	31,500	2,314,305
The Blackstone Group LP	89,000	2,976,160
		7,662,215
Food Services – 1.2%
Yum Brands, Inc.	13,000	1,055,600

Forest Products – 2.5%
Weyerhaeuser Co. – REIT	69,000	2,283,210

Health Care Services – 2.4%
UnitedHealth Group, Inc.	27,000	2,207,250

Industrial Equipment – 2.1%
Fastenal Co.	39,000	1,930,110

Insurance – 2.3%
ACE Ltd. (b)	20,000	2,074,000

Leisure – 4.5%
Las Vegas Sands Corp.	26,300	2,004,586
Polaris Industries, Inc.	16,000	2,083,840
		4,088,426
Media – 6.3%
AMC Networks, Inc. – Class A (a)	32,350	1,989,201
DIRECTV (a)	15,050	1,279,401
Walt Disney Co.	27,850	2,387,859
		5,656,461
Office Equipment – 5.8%
Apple, Inc.	23,100	2,146,683
Western Digital Corp.	33,000	3,045,900
		5,192,583
Property Management – 2.8%
CBRE Group, Inc. – Class A (a)	79,000	2,531,160

Retail – 2.3%
TJX Companies, Inc.	39,500	2,099,425

Semiconductors – 3.6%
NXP Semiconductors NV (a)(b)	49,000	3,242,820

Services – 3.9%
Accenture PLC – Class A (b)	12,000	970,080
Google, Inc. – Class A (a)	2,200	1,286,274
Google, Inc. – Class C (a)	2,200	1,265,616
		3,521,970
Software – 4.4%
Ansys, Inc. (a)	26,500	2,009,230
Microsoft Corp.	46,000	1,918,200
		3,927,430
Specialty Retail – 10.7%
AutoNation, Inc. (a)	36,950	2,205,176
AutoZone, Inc. (a)	5,050	2,708,012
Home Depot, Inc.	29,800	2,412,608
Nike, Inc. – Class B	16,000	1,240,800
Ralph Lauren Corp.	6,500	1,044,485
		9,611,081

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
June 30, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS – 98.6% (continued)

Telecommunications – 4.8%
American Tower Corp. – REIT	26,000	$2,339,480
QUALCOMM, Inc.	25,000	1,980,000
		4,319,480
Transportation – 2.4%
Union Pacific Corp.	22,000	2,194,500

TOTAL COMMON STOCKS
(Cost $60,285,929)		88,885,176

SHORT-TERM INVESTMENT – 1.5%

Money Market Fund – 1.5%
First American Prime Obligations
Fund, Class Z, 0.016% (c)	1,379,607	1,379,607
TOTAL SHORT TERM
INVESTMENT
(Cost $1,379,607)		1,379,607
TOTAL INVESTMENTS
(Cost $61,665,536) – 100.1%		90,264,783
Liabilities in Excess
of Other Assets – (0.1)%		(52,083)
TOTAL NET
ASSETS – 100.0%		$90,212,700

Percentages are stated as a percent of net assets.
(a)	Non-income producing security
(b)	Foreign Domiciled
(c)	Variable Rate Security – the rate shown is the annualized seven-day effective yield as of June 30, 2014.
REIT – Real Estate Investment Trust

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014 (Unaudited)

ASSETS:
Investments, at value (cost $61,665,536)	$90,264,783
Receivable for fund shares sold	1,164
Dividends receivable	44,435
Expense reimbursement due
from Adviser (Note 4)	6,568
Prepaid expenses	19,376
Total Assets	90,336,326

LIABILITIES:
Investment advisory fee payable (Note 4)	36,597
Shareholder servicing fee
payable (Note 4)	18,299
Accrued expenses and other payables	68,730
Total Liabilities	123,626
NET ASSETS	$90,212,700

NET ASSETS CONSIST OF:
Capital stock	$56,312,840
Net unrealized appreciation
on investments	28,599,247
Undistributed net investment income	71,336
Accumulated undistributed net realized
gain on investments	5,229,277
TOTAL NET ASSETS	$90,212,700
Shares outstanding (500,000,000 authorized,
$0.0001 par value)	6,302,826
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE	$14.31

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended June 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income	$483,529
Total investment income	483,529

EXPENSES:
Investment advisory fees (Note 4)	206,097
Shareholder servicing fees (Note 4)	103,048
Administration and fund accounting fees	47,770
Professional fees	26,056
Transfer agent fees and expenses	21,400
Directors’ fees and expenses	19,537
Federal and state registration fees	16,367
Custody fees	8,786
Insurance expense	5,697
Reports to shareholders	3,783
Total expenses before
expense reimbursement	458,541
Expenses reimbursed by Adviser (Note 4)	(46,348)
Net expenses	412,193
NET INVESTMENT INCOME	71,336

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investment transactions	4,050,241
Change in unrealized appreciation
on investments	2,705,614
Net realized and unrealized gain
on investments	6,755,855
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$6,827,191

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2014	2013
	(Unaudited)
OPERATIONS:
Net investment income	$71,336	$62,726
Net realized gain on
investment transactions	4,050,241	4,380,616
Change in unrealized
appreciation on
investments	2,705,614	17,599,450
Net increase in net assets
resulting from operations	6,827,191	22,042,792

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares sold	9,166,071	25,854,493
Cost of shares redeemed	(3,828,174)	(22,546,568)
Reinvested distributions	—	315,207
Net increase in net assets
resulting from capital
share transactions	5,337,897	3,623,132

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income	—	(174,648)
Net realized gain	—	(1,659,435)
Total distributions
to shareholders	—	(1,834,083)

TOTAL INCREASE IN
NET ASSETS	12,165,088	23,831,841

NET ASSETS:
Beginning of period	78,047,612	54,215,771
End of period	$90,212,700	$78,047,612

UNDISTRIBUTED NET
INVESTMENT
INCOME	$71,336	$—

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

1.     Organization
The Wall Street Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Fund seeks to produce growth of capital by investing principally in a diversified portfolio of growth-oriented common stocks.

2.     Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period.  Actual results could differ from those estimates and assumptions.

(a) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices.  Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Fund’s investment adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Investments in open-end mutual funds (other than exchange-traded funds) are valued at their respective net asset values on the valuation date.  Short-term debt securities maturing within 60 days are valued at amortized cost.  Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Fund’s investment adviser pursuant to procedures approved by and under supervision of the Fund’s Board of Directors.

Generally accepted accounting principles require disclosures regarding the valuation inputs and techniques used to measure fair value and any changes in such valuation inputs and techniques.  The various inputs used in determining the value of each of the Fund’s investments are summarized in the following three broad categories:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2014 (Unaudited)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.  As of June 30, 2014, the Fund’s investments were classified as follows:

				Total
	Level 1	Level 2	Level 3	Fair Value
Common
Stocks*	$88,885,176	$—	$—	$88,885,176
Short-Term
Investment	1,379,607	—	—	1,379,607
Total
Investments	$90,264,783	$—	$—	$90,264,783

* Please refer to the Schedule of Investments for further industry breakout.

Transfers between levels are recognized at the end of the reporting period.  During the six months ended June 30, 2014, the Fund did not have any transfers between valuation levels or invest in any Level 3 securities.

(b) Federal Income and Excise Taxes – The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is recorded.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  Management has reviewed all open tax years and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2010.

(c) Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gain, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(d) Securities Transactions and Investment Income – Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts and premiums are amortized over the life of the security. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.     Investment Transactions
The aggregate purchases and sales of securities for the six months ended June 30, 2014, excluding short-term investments, were $16,187,809 and $11,170,127, respectively.  There were no purchases or sales of long-term U.S. government securities.

4.     Investment Adviser
Evercore Wealth Management, LLC (“EWM”) is the investment adviser to the Fund.  Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund’s average daily net assets.  The advisory agreement provides for EWM to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, interest, brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund.   However,  effective October 1, 2010, EWM contractually agreed to reduce its fees and/or reimburse the Fund (excluding taxes, interest, brokerage fees and extraordinary expenses) to the extent necessary to ensure that total annual Fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets.  This expense limitation agreement will continue in effect until April 30, 2015. EWM has the

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2014 (Unaudited)

right to recover any fee reductions and/or expense reimbursements made in the prior three fiscal years pursuant to this agreement, provided that after giving effect to such reimbursement, the Fund’s total annual operating expenses do not exceed 1.00% of average daily net assets in the year of reimbursement. Accordingly, $120,711 of the expenses reimbursed by EWM during 2011 may be recovered through December 31, 2014, $135,338 of the expenses reimbursed by EWM during 2012 may be recovered through December 31, 2015, $172,135 of the expenses reimbursed by EWM during 2013 may be recovered through December 31, 2016, and $46,348 of the expenses reimbursed by EWM during the six months ended June 30, 2014 may be recovered through December 31, 2017.  For the six months ended June 30, 2014, EWM received $206,097 in investment advisory fees and reimbursed Fund expenses of $46,348.
The Fund has a shareholder servicing agreement (a “Servicing Agreement”) with EWM pursuant to which EWM may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under the Servicing Agreement, EWM receives fees from the Fund at an annual rate of 0.25% of the Fund’s average daily net assets. For the six months ended June 30, 2014, EWM received $103,048 in shareholder servicing fees.

5.   Shares of Common Stock
Transactions in shares of common stock were as follows:

	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2014	2013
Shares Sold	687,556	2,282,790
Shares Redeemed	(283,791)	(1,917,008)
Shares Reinvested	—	23,952
Net Increase	403,765	389,734
Shares Outstanding:
Beginning of Period	5,899,061	5,509,327
End of Period	6,302,826	5,899,061

6.     Tax Information
As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Cost of Investments	$52,574,372
Gross unrealized appreciation	$25,720,423
Gross unrealized depreciation	(38,626)
Net unrealized appreciation	25,681,797
Undistributed ordinary income	63,817
Undistributed long-term capital gain	1,327,055
Total distributable earnings	1,390,872
Total accumulated earnings	$27,072,669

The basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 were as follows:

	2013	2012
Ordinary Income	$ 368,295	$151,834
Long Term Capital Gain	$1,465,788	$ —

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward and offset such losses against any future realized capital gains. At December 31, 2013, the Fund did not have a capital loss carryover.  Any future capital losses will be permitted to be carried over for an unlimited period.  During the year ended December 31, 2013, the Fund utilized $898,803 of its outstanding capital loss carryover.

7.     Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with its service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

THE WALL STREET FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout each period.

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2014		2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
	(Unaudited)
Per Share Data:
Net asset value,
beginning of period	$13.23		$9.84	$8.99	$8.93	$7.76	$5.79	$9.88	$8.78	$8.42	$7.83	$7.30
Income from investment operations:
Net investment income (loss)(1)	0.01		0.02	0.01	0.04	(0.01)	(0.02)	(0.02)	(0.03)	(0.05)	(0.05)	(0.04)
Net realized and unrealized
gains (losses) on investments	1.07		3.68	0.87	0.02	1.18	1.99	(4.01)	1.51	0.51	0.64	0.57
Total from investment operations	1.08		3.70	0.88	0.06	1.17	1.97	(4.03)	1.48	0.46	0.59	0.53
Less distributions:
Distributions from net
investment income	—		(0.03)	(0.03)	—	—	—	—	—	—	—	—
Distributions from net realized
gains from security transactions	—		(0.28)	—	—	—	—	(0.06)	(0.38)	(0.10)	—	—
Total distributions	—		(0.31)	(0.03)	—	—	—	(0.06)	(0.38)	(0.10)	—	—
Net asset value,
end of period	$14.31		$13.23	$9.84	$8.99	$8.93	$7.76	$5.79	$9.88	$8.78	$8.42	$7.83
Total return	8.16	%(2)	37.65%	9.77%	0.67%	15.08%	34.02%	(41.02%)	16.92%	5.42%	7.54%	7.26%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$90,213		$78,048	$54,216	$28,051	$20,394	$12,209	$10,594	$19,310	$17,351	$17,470	$17,512
Ratio of operating expenses to
average net assets,
before reimbursements	1.11	%(3)	1.25%	1.32%	1.47%	2.08%	1.98%	1.76%	1.60%	1.71%	1.71%	1.74%
Ratio of operating expenses to
average net assets,
net of reimbursements	1.00	%(3)	1.00%	1.00%	1.00%	1.63%	1.95%	1.76%	1.60%	1.71%	1.71%	1.74%
Ratio of net investment income
(loss) to average net assets,
before reimbursements	0.06	%(3)	(0.10%)	0.05%	(0.04%)	(0.64%)	(0.34%)	(0.22%)	(0.34%)	(0.56%)	(0.69%)	(0.60%)
Ratio of net investment income
(loss) to average net assets,
net of reimbursements	0.17	%(3)	0.15%	0.37%	0.43%	(0.19%)	(0.31%)	(0.22%)	(0.34%)	(0.56%)	(0.69%)	(0.60%)
Portfolio turnover rate	13.67	%(2)	36.65%	84.10%	88.29%	42.58%	49.44%	58.78%	65.26%	94.41%	115.90%	149.32%
__________
(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Not Annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
EXPENSE EXAMPLE
For the Six Months Ended June 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period(1)
	Value	Value	1/1/14 –
	1/1/14	6/30/14	6/30/14
Actual(2)	$1,000.00	$1,081.60	$5.16
Hypothetical (5% return
before expenses)	1,000.00	1,019.84	5.01

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.00% for the six-months ended June 30, 2014, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns of 8.16% for the six-month period ended June 30, 2014.

THE WALL STREET FUND, INC.
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
June 30, 2014 (Unaudited)

ADDITIONAL INFORMATION
June 30, 2014 (Unaudited)

Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the Fund’s website at www.evercorewealthfunds.com and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at (800) 443-4693. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.evercorewealthfunds.com on a monthly basis.

APPROVAL OF THE INVESTMENT ADVISORY ARRANGEMENTS

On February 27, 2014, the Board of Directors, including each of the Independent Directors, of The Wall Street Fund, Inc. approved the continuation of the investment advisory agreement (the “Advisory Agreement”) with Evercore Wealth Management, LLC (“EWM” or the “Adviser”). In the course of their review, the Board considered its fiduciary responsibilities with regard to all factors deemed to be relevant in determining whether to approve the continuation of the Advisory Agreement, including the following: (1) the nature, extent, and quality of the services provided by EWM; (2) the extent to which EWM realizes economies of scale as the Fund grows larger and shares those economies with the Fund and its shareholders; (3) other indirect benefits to EWM and its affiliates attributable to its relationship with the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; and (5) the cost of the services provided and the profits realized by EWM and its affiliates from services rendered to the Fund (the “profitability” of the Fund to EWM).  In their deliberations, the Directors did not identify any particular factor that was all-important or controlling.

Nature, Extent and Quality of Services to be Provided.  The Directors considered the scope of services to be provided under the Advisory Agreement between the Fund and EWM, noting that EWM will continue to provide investment management services to the Fund which include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by EWM on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Directors considered EWM’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the Fund’s portfolio managers and other key personnel at EWM.  The Directors noted the Fund’s short- and long-term investment performance for the various periods ended December 31, 2013, and January 31, 2014, together with the relative performance of comparable benchmarks and its Lipper peer group.  After discussing EWM’s code of ethics and compliance policies and procedures with EWM management and other key personnel, the Directors concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Directors evaluated EWM’s financial condition, noting that it appeared to be sufficiently capitalized to provide high quality services to the Fund, and considered EWM’s history, reputation and resources. The Directors concluded that EWM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement.  The Directors concluded that they are satisfied with the nature, extent and quality of services provided by EWM to the Fund pursuant to the Advisory Agreement.

Economies of Scale.  The Directors considered whether the Fund is experiencing and would benefit from any economies of scale, noting that the current investment advisory fee for the Fund does not contain breakpoints.  The Board determined that

APPROVAL OF THE INVESTMENT ADVISORY ARRANGEMENTS  (continued)

the investment advisory fees are reasonable and appropriate and that breakpoints in the fee schedule are unnecessary based on the current relatively low level of the Fund’s assets, particularly since EWM continues to reimburse Fund operating expenses in order to maintain a competitive expense ratio.  After discussion, the Directors determined that the current investment management fee structure was reasonable.

Other Indirect Benefits.  The Board considered any additional benefits to EWM, noting that EWM did not intend to use an affiliated broker-dealer to perform trading for the Fund.  The Board noted that EWM would continue its existing practice, which allows the use of soft dollar arrangements consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and that research services furnished by broker-dealers as a result of such arrangements may be beneficial to EWM and its other clients, as well as the Fund.  The Board also considered that conversely, the Fund may benefit from research services obtained by EWM from the placement of portfolio brokerage of other clients.  The Board also considered that the Fund intended to continue its shareholder servicing agreement with EWM (the “Servicing Agreement”), pursuant to which EWM will be able to compensate certain persons who provide, or offset expenses it incurs in providing, shareholder services, including, among other things, answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders.  The Board noted that for services provided under the shareholder servicing agreement, EWM would receive fees from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund.  The Board also considered that the Fund may be offered to EWM’s advisory clients who may invest in the Fund which may benefit EWM financially and in other ways.

Comparative Fee and Expense Data.  The Directors considered a comparative analysis of contractual expenses borne by the Fund and those of funds within the Lipper large cap growth fund and Lipper large cap core categories.  The Directors noted that the Fund’s investment advisory fee and total expenses were below the average and median investment advisory fees (after fee waivers) and total expenses (after fee waivers and expense reimbursements) reported for its Lipper peer group.  While recognizing that it is difficult to compare investment advisory fees since investment advisory services provided may vary from one investment adviser to another, the Directors concluded that EWM’s investment advisory fee is reasonable.  The Directors again noted that EWM continues to reimburse Fund operating expenses in order to maintain a competitive expense ratio.

Cost of Advisory Services and Profitability.  The Directors considered the annual investment advisory fee to be paid by the Fund to EWM in the amount of 0.50% of the Fund’s average annual daily net assets for services to be rendered to the Fund by EWM and its affiliates.  The Directors noted the relatively small size of the Fund and the competitive level of the advisory fee charged by EWM and determined that EWM’s profitability with respect to the Fund was reasonable.  The Directors also noted that EWM expects to subsidize fees and expenses incurred and resulting from the provision of third-party shareholder servicing agreements and distribution services to the Fund.  The Directors also noted that EWM has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its investment advisory fees, in order to ensure that Total Annual Fund Operating Expenses (excluding all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities and extraordinary items) do not exceed 1.00% of the Fund’s average daily net assets annually.  In this regard, the Directors also noted that EWM had proposed to extend the terms of the Operating Expenses Limitation Agreement through April 30, 2015.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Directors, concluded that the renewal of the Current Advisory Agreement, including the fee structure, is in the best interests of the Fund.

*          *          *          *          *

At an in-person meeting held on June 3, 2014, the Board unanimously approved an amendment to the Current Advisory Agreement (the “Proposed Amendment”) and unanimously determined to recommend that shareholders of the Fund approve the Proposed Amendment.  A Special Meeting in Lieu of an Annual Meeting of Shareholders of the Fund is scheduled for September 15, 2014.  Please consult the Proxy Statement, dated August 1, 2014 for additional information.

Under the Proposed Amendment, the advisory fee rate would increase to an annual rate of 0.75% of the Fund’s average daily net assets from an annual rate of 0.50% of the Fund’s average daily net assets.  However, if shareholders of the Fund approve the Proposed Amendment, the Servicing Agreement, as described above, would be terminated and the shareholder servicing fee payable thereunder, which is equal to an annual rate of 0.25% of the Fund’s average daily net assets, will be eliminated.  Thus, it is expected that the proposed changes would have no effect on the Fund’s current expense ratio

APPROVAL OF THE INVESTMENT ADVISORY ARRANGEMENTS  (continued)

because the amount of the proposed increase to the annual advisory fee (0.25%) is equal to the amount of the shareholder services fee that would be eliminated (0.25%).  In addition, the current Expense Limitation Agreement between EWM and the Fund will remain in effect in accordance with its terms.

The Board noted that EWM had proposed to increase the contractual advisory fee for the Fund in light of the increased costs associated with managing the Fund, including the higher costs associated with additional portfolio management staff and related resources that have been made available to the Fund in recent years as well as the higher costs associated with increased regulatory obligations.  In evaluating the Proposed Amendment, the Board considered its fiduciary responsibilities with regard to the primary factors deemed to be relevant in determining whether to approve the Proposed Amendment, including the following: (1) the nature, extent, and quality of the services provided by EWM, including the performance of the Fund and EWM; (2) the extent to which EWM realizes economies of scale as the Fund grows larger and shares those economies with the Fund and its shareholders; (3) other indirect benefits to EWM and its affiliates attributable to its relationship with the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; and (5) the cost of the services provided and the profits realized by EWM and its affiliates from services rendered to the Fund (the “profitability” of the Fund to EWM).  In their deliberations, the Board did not identify any particular factor that was all-important or controlling.

Nature, Extent and Quality of Services to be Provided.  In evaluating the nature, quality and extent of the services to be provided by EWM under the Proposed Amendment, the Board considered, among other things, that there were no differences between the Proposed Amendment and the Current Advisory Agreement, except for the advisory fee rate, and that there would not be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders.  In this regard, the Board noted that it is expected that EWM will continue to provide high quality advisory services under the Proposed Amendment, which include, but are not limited to, the following:  (1) investing the Fund’s assets consistent with the Fund’s investment objectives and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by EWM on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  Further, the Board noted that, even though the Servicing Agreement would be terminated if the Proposed Amendment is approved, EWM had represented that the services currently being provided to shareholders under the Servicing Agreement will continue to be provided.

It is also expected that these changes will have no effect on the nature, extent or quality of services being provided to the Fund’s shareholders.  Shareholders will continue to receive the same level and quality of services that they have been receiving.  It is anticipated that amounts currently paid by the Fund for shareholder servicing activities under the Servicing Agreement would be paid by EWM out of its own resources.  It is expected, however, that EWM will periodically re-evaluate payment of these expenses, as well as any additional shareholder servicing costs that may be incurred in the future, and determine whether to seek reimbursement or payment of these expenses by the Fund consistent with applicable law and subject to Board approval.  To the extent these expenses are paid by the Fund, it is possible that the Fund’s expense ratio in the future will be higher than the current expense ratio, potentially if the expense limitation arrangement is eliminated or modified.

The Board also considered that it recently had performed its annual review of the Current Advisory Agreement at its February 27, 2014 Board meeting, at which time it had determined that it was satisfied with the nature, extent and quality of services provided by EWM to the Fund.  In this regard, the Board noted, among other things, that it had considered the short- and long-term performance of the Fund over various time periods, EWM’s code of ethics and compliance policies and procedures, and EWM’s financial condition.

Based on its review of the materials provided and representations it received from EWM, the Board determined that if the Proposed Amendment is adopted, EWM will continue to provide advisory services that are appropriate in scope and extent in light of the Fund’s investment objective and policies.

Economies of Scale.  The Board reviewed the conclusions it reached at the February 27, 2014 meeting, particularly the conclusion that breakpoints in the fee schedule are unnecessary based on the current level of the Fund’s assets, especially since EWM continues to reimburse Fund operating expenses in order to maintain a competitive expense ratio.  The Board determined that such conclusions provided a reasonable basis upon which to approve the Proposed Amendment.

APPROVAL OF THE INVESTMENT ADVISORY ARRANGEMENTS  (continued)

Other Indirect Benefits.  The Board reviewed the conclusions it reached at the February 27, 2014 meeting, noting that EWM does not use an affiliated broker-dealer to perform trading for the Fund.  The Board noted that EWM would continue its existing practice of using soft dollar arrangements consistent with Section 28(e) of the 1934 Act and that research services furnished by broker-dealers as a result of such arrangements may be beneficial to EWM and its other clients, as well as the Fund.  The Board also considered that, conversely, the Fund may benefit from research services obtained by EWM from the placement of portfolio brokerage of other clients.  The Board also considered that the Fund may be offered to EWM’s advisory clients who may invest in the Fund which may benefit EWM financially and in other ways.

Comparative Fee and Expense Data.  The Board considered a comparative analysis of expenses borne by the Fund and those of funds within the Lipper large cap growth fund and Morningstar large growth fund categories that was prepared by EWM, but that included certain data obtained from Lipper and Morningstar, which are independent organizations that, among other things, compile and publish comparative mutual fund fee data.  In this regard, the Board noted that the Fund’s current annual contractual advisory fee of 0.50% is lower than the industry average of 0.71% and is in the first quartile relative to its Lipper peer group.  The Board noted that if the Proposed Amendment is approved, the Fund’s annual contractual advisory fee of 0.75% would be above the industry average and would be in the third quartile relative to its Lipper peer group.  However, the Board considered that the annual contractual advisory fee would be within 4 basis points of the Lipper peer group average of 0.71%, and thus that the advisory fee would remain very competitive with the Fund’s Lipper peer group.  Relative to the Fund’s Morningstar peer group, the Board noted that if the Proposed Amendment is approved, the Fund’s annual contractual advisory fee of 0.75% would be slightly below the industry average of 0.76% and would be in the second quartile relative to its Morningstar peer group.  The Board noted that the Fund’s total expenses were below the average and median total expenses (after fee waivers and expense reimbursements) reported for its Lipper and Morningstar peer groups, and that the Fund’s expense ratio would not be impacted by the increase in the advisory fee because the Fund’s expense limitation arrangement would remain in effect and the Servicing Agreement would be terminated.  While recognizing that it is difficult to compare investment advisory fees since investment advisory services provided may vary from one investment adviser to another and for other reasons, the Board concluded that the increase in the advisory fee paid by the Fund would enable EWM to continue to manage the Fund and provide quality services to shareholders at a competitive price.

Cost of Advisory Services and Profitability.  The Board considered that the advisory fee rate in the Proposed Amendment would increase by an annual rate of 25 basis points.  The Board noted, however, that if the Proposed Amendment takes effect, the Fund’s 0.25% shareholder servicing fee will be eliminated, which would result in a reduction in fees payable to EWM by the Fund.  As a result, the Board noted that the increase in the advisory fee rate would have no immediate effect on the Fund’s current expense ratio because the amount of the proposed increase to the advisory fee is equal to the amount of the shareholder servicing fee that would be eliminated.  The Board also noted that amounts currently paid by the Fund for shareholder servicing activities under the Servicing Agreement would be paid by EWM out of its own resources, rather than from the proceeds of the shareholder services fee payable under the Services Agreement.  In this regard, the Board considered that the proposed increase in the contractual advisory fee is not expected to have a material impact on EWM’s profitability at the Fund’s current asset levels because EWM would assume amounts currently paid by the Fund for shareholder servicing activities.  The Board noted that EWM would periodically reevaluate the payment of these expenses, as well as any additional shareholder servicing costs that may be incurred in the future, and determine whether to seek reimbursement or payment of these expenses by the Fund, to the extent permitted by applicable law and subject to Board approval.  The Board noted that, while it is possible that the Fund’s operating expenses may increase at a future time, the Fund’s expense limitation arrangement will continue in effect until at least April 30, 2015, at which point it would be subject to renewal for successive terms.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Directors, concluded that the approval of the Proposed Amendment, including the increase in the advisory fee, is in the best interests of the Fund.

(This Page Intentionally Left Blank.)

DIRECTORS
Frederick Taylor, Chairman
Laird I. Grant
Susan Suvall

OFFICERS
Frederick Taylor, President
Ruth Calaman, Executive Vice President,
  Secretary & Chief Compliance Officer
John Rendinaro,
  Executive Vice President & Treasurer

INVESTMENT ADVISOR
Evercore Wealth Management
55 E. 52nd Street
23rd Floor
New York, New York 10055

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
P.O. Box 701
Milwaukee, Wisconsin 53201

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, Wisconsin 53202

THE WALL STREET FUND, INC.
55 E. 52nd Street
23rd Floor
New York, New York 10055
(800) 443-4693
http://www.evercorewealthfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Wall Street Fund, Inc.

By (Signature and Title)*                    /s/ Frederick Taylor
Frederick Taylor, President

Date     September 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Frederick Taylor
Frederick Taylor, President

Date     September 8, 2014

By (Signature and Title)*                    /s/John J. Rendinaro
John J. Rendinaro, Treasurer

Date     September 8, 2014

* Print the name and title of each signing officer under his or her signature.